UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 12, 2010

HOMETOWN BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	333-158525	26-4549960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S. Jefferson Street Roanoke, Virginia		24011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 345-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

HomeTown Bankshares Corporation (the “Company”), the holding company for Roanoke, Virginia based HomeTown Bank, announced on August 12, 2010 its financial results for the period ended June 30, 2010. The financial results are detailed in the Company’s Press Release dated August 12, 2010 filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN BANKSHARES CORPORATION

Date: August 12, 2010	By:	/s/ Charles W. Maness, Jr.

Charles W. Maness, Jr., Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release